NUMBER

SB 3238

SHARES

Shore Bancshares, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON STOCK

CUSIP 825107 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE

SHORE BANCSHARES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

SECRETARY

SHORE BANCSHARES, INC. CORPORATE SEAL 1996 MARYLAND

PRESIDENT & CEO

TRANSFER AGENT AND REGISTRAR

REGISTRAR AND TRANSFER COMPANY

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common TEN ENT -as tenants by the entireties JT TEN -as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT- ________ Custodian ________ (Cust) (Minor) under Uniform Gifts to Minors Act ____________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *do hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

____ *Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

____

____

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).